UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 25, 2005
                                                     (January 15, 2005)

                           NewMarket Technology Inc.
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             (Exact name of registrant as specified by its charter)




       Nevada                       00-27917                 65-0729900
-------------------------     ------------------------  ------------------------
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 386-3372
           ----------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1         REGISTRANTS BUSINESS AND OPERATIONS


Item 1.01 Entry into a Material Definitive Agreement


     On Friday, January 15, 2005 a definitive agreement to acquire Gaozhi Communications of Shanghai, China, was executed by NewMarket Technology and the Shareholders of Gaozhi Communications. This acquisition is the first step in an overall strategy to extend the NewMarket business model into China. The agreement is currently under a routine review by Chinese authorities and will be released promptly in an amended SEC Form 8K disclosure once the review is complete. The purpose of this correspondence is to inform shareholders in an SEC Form 8K disclosure of the transaction in the review interim period pending the release of the definitive agreement.



SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------

20.1 Statement to Security Holders regarding acquisition of Gaozhi Communications of Shanghai, China. Dated January 25, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           NewMarket Technology, Inc.

Date:   January 25, 2005

                         By:  /s/ Philip M. Verges
                            -------------------------------------
                            Philip M. Verges
                            Chief Executive Officer and
                            Chief Financial Officer